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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2006


                 -----------------------------------------------
                               CAPCO ENERGY, INC.
                 -----------------------------------------------
                 (Exact name of registrant specified in charter)


        Colorado                   0-10157                      84-0846529
     --------------            ----------------             --------------------
       (State of               (Commission File                (IRS Employer
     Incorporation)                 Number)                  Identification No.)


                           5555 San Felipe, Suite 725
                              Houston, Texas 77056
               (Address of principal executive offices) (Zip Code)

                                 (713) 622-5550
                    (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)   Departure of Director


On August 9, 2006, Dennis R. Staal submitted his resignation as a Director of the Registrant, to be effective that same date.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        CAPCO ENERGY, INC.


Dated: August 14, 2006                  By: /s/ Ilyas Chaudhary
                                           -------------------------------------
                                                Ilyas Chaudhary
                                                Chief Executive Officer




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